UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the
Securities Exchange Act

Date of Report (Date of Earliest Event Reported): February 17, 2010

The X-Change Corporation
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)

002-41703	90-0156146
(Commission File No.)	(IRS Employer ID Number)

17120 Dallas Parkway Suite 235 Dallas TX 75248
(Address of principal executive offices)

(310).601.3165
 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
□   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement

The X-Change Corp. (the "Company") entered into a Contract of Sale with Nydia Del Valle ("Seller") for 100 percent of the stock in Connected Media Technologies, Inc.(Connected) a Delaware Corporation.  The Company will issue 400,000,000 shares of its common stock, $.001, in restricted form to Seller for Connected.  A copy of the Contract for Sale is attached hereto as “Exhibit A”.

ITEM 3.02  Unregistered Sales of Equity Securities

The Company acquired all right, title and interest to Connected which owns 52% of Global Broadcasting Systems, LLC and 52% of Cinemania TV, LLC. from Nydia Del Valle, a Florida resident, in exchange for the issuance of 400,000,0000 shares of the Company's common stock in restricted form at a closing on February 17, 2010.

ITEM 5.02 Departure of Directors or Principal Officers; Election of Officers; Appointment of Principal Officers.

(b)  On February 18, 2007, Fernando A. Gomez Richard T. Steele Nydia Del Valle Juan M. Chacin and Felipe Tavares were appointed directors of the Registrant.  Immediately following the appointment of the new directors, R. Wayne Duke  resigned as a director and Officer of the Registrant. The new Directors then filled the remaining two directors seats with Roland Sanchez-Medina Jr. and Hugo A. Castro. Nydia Del Valle succeeded Mr. Duke as Chief Executive Officer and Chief Financial Officer of the Registrant. Concurrently, Nydia Del Valle and Mr. Sanchez-Medina were appointed as President, Chief Executive Officer and Chief Financial Officer and as Secretary, respectively, of the Registrant.

Nydia Del Valle – Cuban media entrepreneur and Madison Avenue veteran is the founder and Chairwoman of Connected Media Technologies, Inc.  She brings more than 30 years of experience in the media and communications business, specializing in the U.S. Hispanic and Latin American markets.  Ms. Del Valle is a successful career marketing and communication business woman.  In the dawn of her career, while still a student at the University of Havana, she acquired her first radio station (CMK), then changed the format to become the first bi-lingual and soft music entertainment station, becoming the dominant station in its market in less than six months. Ms. Del Valle was co-founder of a motion picture engineering-technical enterprise organization responsible for the first CINERAMA theater installation and operation at Radio Center (MQ). Her organization also held the exclusive distribution rights of Arthur Rank, LTD., products for Latin America.

In the USA, Ms. Del Valle was the co-founder of Chisholm, Baor and Neil, the first Hispanic advertising agency in New York.  There, she touted the importance of the US Hispanic consumer market by conducting research and publishing data to achieve the recognition of national account sponsorships, such as Proctor & Gamble, American Home Products, General Foods, MGM, United Artists, among others, who then, for the first time, started allocating budgets for this market.  Under her leadership she became the first to execute Spanish advertising campaigns with the New York Transportation System.  Ms. Del Valle was also the co-founder and managing director of the first full color TV GUIDE Magazine in partnership with publically held Plenum Publishing Co. Later through Intermedia, Inc. and partnerships and alliances, she developed her family’s multi business private enterprises in Spain.  In recent years, by promoting her professional and consulting service to Intermedia of America, she completed important research and development for Home Shopping en Español, changing the traditional format to a digital multimedia distribution model.

With Ms. Del Valle’s Nydia’s thorough knowledge of the broadcast and digital media industry, she co-founded Notus.tv Digital Networks, a new and revolutionary leading edge digital multimedia delivery platform, containing diversified and premium Spanish language video content targeted to the U.S. Hispanic demographic and Latin American population when, where and how they want it on the internet and mobile PDA devices.  Ms. Del Valle holds a B.S. at the school of Social Science in Administration Law and a PHD at the School of Philosophy and Letters at the University of Havana.  She created and founded The Spirit of America Foundation, a non-profit organization.

Mr. Gomez is a senior sales and marketing executive with over 25 years of experience in broadcasting, cable television and news media within the United States and the International Markets. Mr. Gomez’ background includes broad-based strategic marketing planning and highly successful Sales and Affiliate Relations stints throughout his career with Maya Entertainment, Batanga.com, Starmedia/Wanadoo, MSN Latino, Prime Deportiva, C3D Digital, Bravo International, The Weather Channel Latin America, The Inspirational Network, Univision, and Galavision.  Mr. Gomez was Founder and Principal of Mindwalk Ventures of Beverly Hills, an Independent Sales and Marketing Strategy Company, catering to the domestic and global markets.  He is currently the Executive Vice President/Chief Operating Officer for Connected Media Technologies, Inc.

Throughout Mr. Gomez’ career, he has been involved in countless numbers of Latino and Domestic industry and service organizations, including Partners in Policymaking, Latino Scholastic Achievement Corporation, National Association of Latino Independent Producers, the Latino Entertainment Media Institute, the Association of Hispanic Advertisers, the Writers Guild of America, Directors Guild and Producers Guild of America.  Mr. Gomez was Founder and former Charter President for the National Association of Minorities in Cable, Texas Chapter, and most recently, avid advocate for individuals with special needs, Board of Directors for the Westside Regional Center and KIT (Kids Included Together) Los Angeles.

Mr. Gomez has been invited to speak at many domestic and international conferences and seminars on topics relating to the development of the multi-channel and television industry and cultural and ethnic diversity.  He attended the College of the Desert from 1980 - 82, Long Beach State in 1986, and is currently working to complete his B.S. from the University of Phoenix in Global Business Management with Marketing Concentration.

Mr. Steele is President and Chief Executive of Network Distribution Group, Ltd., a Cable Television, Satellite, Broadcast, Media and Internet consulting company, which assists cable television networks with their respective network distribution onto cable television systems, broadcast stations, as well as satellite, and assists start-up internet/media companies with financial planning, funding and distribution.

Mr. Steele has been in the telecommunications industry for 30 years, primarily in cable television network affiliate sales, serving stints in a variety of executive level sales positions with The Learning Channel, NBC Sports (Triplecast), QVC, America’s Health Network, Product Information Network and Turner Media.  In the past 4 years, Mr. Steele has become involved with a number of Hispanic media projects, including a Spanish language children’s cable television network, a Spanish language cable television shopping channel, a Spanish language internet membership enterprise and a Spanish language on-line shopping venture.  Mr. Steele has long established professional and personal relationships with virtually all of the programming and ad sales decision makers in the top 25 Cable Television companies, as well as with the 2 major satellite services, Dish Network and DirecTV.

Over the course of his telecommunications career, Mr. Steele has served on the Board of Directors for numerous State Cable Telecommunications Associations, as well as a variety of Professional Trade Associations.  Additionally, over the past 3 years, Mr. Steele has been selected to serve on the Advisory Board of two English language start-up on-line projects, and was subsequently elected to their respective Board of Directors.  Richard received his undergraduate degree from Emporia State University, and a Masters in Business Management from The University of Kansas.

Mr. Taveras is C.E.O. of Global Broadcasting Systems, leading a Radio Station, 2 Online-TV Channels, a print/online newspaper and diverse digital Media projects, from South Florida, USA.  Mr. Taveras is also a best seller author of 2 books and successful entrepreneur with a background in public and media relations, marketing, sales, crisis issues, public management and financial marketing consulting.

With over 20 year’s experience, Mr. Taveras is the founder of Latin Shopping TV in Miami, Latina 1580-AM in Orlando, Florida, Global Media, a Consulting & Media Management Company, and served as Sales & Marketing Vice-President of KINAS.COM/YUPI.COM. He has held Consulting, Management, Marketing and Communications roles at, Wall Street Mortgage, Conquest Financial, Countrywide Mortgage, Hi Cite Corporation and Encyclopedia Britannica-Chicago University Foundation.  Mr. Taveras is graduated as an Investment Banker from the Investment Banking Institute in New York City.

Mr. Taveras has received numerous honors, including The Diamond Club and Hall Of Fame in Sales, The Million Dollar Circle Ring and The Marketing Miracle Award. He is the founding President of University for Success, both in New York City and a member of the Association for Conflict Resolution, and the National Association of Consumer Advocates. He is the Founder and Director of The Financial University, committed to teach the new rules and secrets of financial prosperity in the 21st century.

Mr. Chacin is a sales and advertising executive with over 16 years in the print and interactive field.  Early in his career, Juan developed the “Florida Marketplace”, an insert in The Miami Herald, which was geared to Latin America’s shoppers who came to US.  Its success has generated profits ever since its release. Several years thereafter, Juan developed “El Nuevo Herald”, Knight Ridder's first Spanish publication, which, for 2 consecutive years, won the Medallion Awards, the ultimate prize for stars in the advertising sales industry.

In 1999, Mr. Chacin turned his attention to the newly burgeoning industry of the internet, researching and ultimately pioneering advertising on the web.  Mr. Chacin was one of the first executives to present to advertising agencies/clients and publishers, the opportunities of monetizing on the internet through Realmedia a Publigroupe/Publicitas company and its revolutionary software Open Ad Stream. From Senior Account Executive, Mr. Chacin quickly proved himself and rose to the position of Director of Sales for Latin America and US Hispanic Markets.

In his continual exploration, development and rise in the interactive marketplace, Mr. Chacin has blazed his way through numerous online and print endeavors, managing advertiser accounts for such diverse companies as Cisco Systems, Hilton International, Marriott, Genius, Kyocera, Toshiba, Puerto Rico Tourism Board, Sonesta Beach Resorts, Intercontinental Hotels, Hawaii, Nortel, Porsche,  Consorte Media, Bodaclickusa.com, US Media Consulting, Jumba Group and more, culminating in the formulation of his own company, Tubomedia Enterprises, which he directs to this day.  As the new era of Digital TV arises Juan has now created a platform which is able to deliver, serve and distribute video content on the web. Notus.tv is the first technological platform that allows you to share videos, movies, soap operas, miniseries and content completely in Spanish for Latinos in the US and abroad.

Roland Sanchez-Medina Jr. is a partner in the law firm of Sanchez-Medina, Gonzalez, Quesada, Lage, Crespo, Gomez & Machado LLP, residing in the Coral Gables, FL office.  His practice focuses in the areas of corporate and securities law, including mergers and acquisitions, corporate structuring/restructuring, board governance, domestic and international commercial transactions, commercial and residential real estate transactions, tax and estate planning, and other general transactional services.

Prior to forming the Firm, Mr. Sanchez-Medina was a partner at the national law firm of McDermott, Will & Emery, where he was a member of the Corporate Department, and was a senior associate at the national law firm of Holland & Knight.  Mr. Sanchez-Medina received his B.B.A. from the University of Miami (1988, cum laude), his J.D. from Boston College Law School (1991, with Honors) and his L.L.M. in Taxation from New York University (1992).

Among numerous other activities and honors, Mr. Sanchez-Medina is a Member of Tax Section, and Real Property, Trust and Probate Section of The Florida Bar, and Vice Chairman, Business and Corporations Committee of the Business Law Section, Florida Bar.

Hugo A. Castro Mr. Castro is a career banker of over 40 years. He started his banking career in 1964 with the Crocker Bank, in Los Angeles, California, as a Loan Officer where he worked until 1968.  During his distinguished banking career, Mr. Castro has held executive positions with Commercial Bank and trust, Miami, Florida, Village Bank of Hialeah, Florida, Commercial Trust bank, Intercontinental Bank, Bank of America, Totalbank in Miami, Florida, and Eastern National Bank in Miami.  In April 2000, Mr. Castro led a group of investors in the acquisition of Southern Security Bank in Hollywood, Florida, which, at the time, was under a “cease and desist” order from the Federal Reserve Bank.  Under Mr. Castro’s guidance, after 6 months, the bank was released from all regulatory restrictions.  Mr. Castro’s banking career includes the acquisition and satisfactory resolution of five troubled financial institutions under the scrutiny of banking regulators. Additionally, Mr. Castro has gone on to serve as President, Chief Executive Officer, and Director of Sun American Bank, and Director and Secretary of Sun American Bancorp Inc., a Public Holding Company, where he was Chairman of the Bank’s Loan and Discount Committee, and the Asset/Liability Management Committee.  He also was active on the Board of Directors of the Holding Company as Corporate Secretary.

 Mr. Castro is a graduate of the School of Business Administration, School of Banking of the South, at Louisiana State University [LSU] in 1974.  He has a degree from Miami-Dade College in 1972, and attended La Salle University in Havana, Cuba, 1960 and 1961 towards a Certified Public Accountant Charter.  He has received specialized training from the American Institute of Bankers, Dun & Bradstreet, and Robert Morris & Associates.  Further, Mr. Castro has serves as President of the non-profit La Salle Foundation from 1988 to present, Founder, Director, Treasurer of the Greater Miami Host Committee from 1982 to 2004, Director of the Florida Bankers Association from 2004 – 2006, and a member of the Archdiocese of Miami, Finance Committee from 1997 – 1998.

ITEM 7.01 FD Disclosure

(a)           The Company filed a press release on February 17, 2010, which is attached hereto as an exhibit.

(b)           The information in this Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01 Financial Statements and Exhibits

Exhibit No.	Description of Exhibit

10(19)	Contract for Sale by and between The X-Change Corp. and Nydia Del Valle

99(i)*	February 17, 2010 Press Release

__________________
* Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

THE X-CHANGE CORP.

By:   /S/ Fernando A. Gomez
         Name:  Fernando A. Gomez
        Asst Secretary

Dated:  February 22, 2010